UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2024

FREYR Battery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-274434	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6&8 East Court Square, Suite 300,
Newnan, Georgia 30263

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (678) 632-3112

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FREY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	FREY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
FREYR Battery, Inc. (the “Company”) held its annual meeting of stockholders virtually on June 13, 2024. The following matters were submitted to a vote of the stockholders, the results of which were as follows:
Proposal 1 — Election of directors to serve for a one-year term of office expiring at the 2025 annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

	For	Against	Abstain	Broker Non-Votes
Tom Einar Jensen	52,976,584	477,620	580,432	18,559,964
Peter Matrai	52,853,668	471,168	709,800	18,559,964
Daniel Barcelo	52,566,529	817,735	650,372	18,559,964
Todd Jason Kantor	52,920,075	465,140	649,421	18,559,964
David J. Manners	52,916,536	469,741	648,359	18,559,964
Tore Ivar Slettemoen	52,896,463	493,279	644,894	18,559,964
Daniel Aremus Steingart	52,875,975	507,350	651,311	18,559,964
Jessica Wirth Strine	53,208,473	184,790	641,373	18,559,964
Proposal 2 — Ratification of the appointment of PricewaterhouseCoopers AS as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

For	Against	Abstain
71,663,156	224,535	706,909
Proposal 3 — Advisory vote on the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
39,365,833	13,979,853	688,950	18,559,964
Proposal 4 — Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
53,245,393	116,593	156,157	516,493	18,559,964
Proposal 5 — Approval of the amendment and restatement of the FREYR Battery 2021 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
40,268,479	13,126,918	639,239	18,559,964
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FREYR BATTERY, INC.

Date: June 14, 2024	By:	/s/ Are L. Brautaset
	Name:	Are L. Brautaset
	Title:	Chief Legal Officer

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